EXHIBIT 10c6




Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and Chase Manhattan Bank (National Association), et al., establishing a trust in favor of each of the following persons, to the Agreement and the Amendments thereto constituting Exhibits 10c2, 10c3, 10c4 and 10c5, respectively, to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1997
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                                             Name
                                             ----

                                        Thomas C. Hays
                                        John T. Ludes
                                        Robert J. Rukeyser
                                        Steven C. Mendenhall
                                        Dudley L. Bauerlein, Jr.